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                        INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
Life and Annuity Trust

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Independent Auditors" in the Statement of Additional Information.

                                        /s/ KPMG LLP

San Francisco, California
March 1, 1999